Exhibit (8)(g)(5):  Amended Schedule A effective November 22, 2002 to the
                    Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company.

                                   SCHEDULE A
                                   ----------

Effective as of November 22, 2002, this Schedule A is hereby amended as follows:

---------------------------------------------------------------------------------------------------
Name of Separate Account and    Contracts                  Designated Portfolios
Date Established by Board of    Funded by
         Directors              Separate
                                 Account
---------------------------------------------------------------------------------------------------
United of Omaha Life            6016L-0194    T. Rowe Price Equity Series, Inc.
Insurance Company               6500L-0898    ---------------------------------
Separate Account C              6090L-0595    .  T. Rowe Price New America Growth Portfolio
Established December 1,         6880L-1101    .  T. Rowe Price Personal Strategy Balanced Portfolio
1993 (Variable Annuities)       6980L-1002    .  T. Rowe Price Equity Income Portfolio

                                              T. Rowe Price Fixed Income Series, Inc.
                                              ---------------------------------------
                                              .  T. Rowe Price Limited Term-Bond Portfolio

                                              T. Rowe Price International Series, Inc.
                                              ----------------------------------------
                                              .  T. Rowe Price International Stock Portfolio
---------------------------------------------------------------------------------------------------
United of Omaha Life            6347L-0697    T. Rowe Price Equity Series, Inc.
Insurance Company               6387L-1197    ---------------------------------
Separate Account B                            .  T. Rowe Price New America Growth Portfolio
Established August 27, 1996                   .  T. Rowe Price Personal Strategy Balanced Portfolio
(Variable Life)                               .  T. Rowe Price Equity Income Portfolio

                                              T. Rowe Price Fixed Income Series, Inc.
                                              ---------------------------------------
                                              .  T. Rowe Price Limited Term-Bond Portfolio

                                              T. Rowe Price International Series. Inc.
                                              ----------------------------------------
                                              .  T. Rowe Price International Stock Portfolio
---------------------------------------------------------------------------------------------------

     IN WITNESS WHEREOF, United of Omaha Life Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned Funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 6th day of May, 1994.

COMPANY:
--------

UNITED OF OMAHA LIFE INSURANCE COMPANY
By its authorized officer


By:      /s/ Richard A. Witt
       --------------------------------
Title:   Executive Vice President
       --------------------------------
Date:    June 23, 2003
       --------------------------------

UNDERWRITER:
------------

T. ROWE PRICE INVESTMENT SERVICES, INC.
By its authorized officer


By:      /s/ Darrell N. Braman
       --------------------------------
Title:   Vice President
       --------------------------------
Date:    April 17, 2003
       --------------------------------

FUNDS:
------

T. ROWE PRICE EQUITY SERIES, INC.
By its authorized officer


By:      /s/ Henry H. Hopkins
       --------------------------------
Title:   Vice President
       --------------------------------
Date:    April 17, 2003
       --------------------------------

T. ROWE PRICE FIXED INCOME SERIES, INC.
By its authorized officer


By:      /s/ Henry H. Hopkins
       --------------------------------
Title:   Vice President
       --------------------------------
Date:    April 17, 2003
       --------------------------------

T. ROWE PRICE INTERNATIONAL SERIES, INC.
By its authorized officer


By:      /s/ Henry H. Hopkins
       --------------------------------
Title:   Vice President
       --------------------------------
Date:    April 17, 2003
       --------------------------------